Exhibit 10.2

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

Dated January 22, 2013

among

BROCADE COMMUNICATIONS SYSTEMS, INC.

MORGAN STANLEY & CO. LLC

J.P. MORGAN SECURITIES LLC

and

THE GUARANTORS PARTY HERETO

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into this 22nd day of January, 2013 among Brocade Communications Systems, Inc., a Delaware corporation (the “Company”), the Guarantors (as defined herein) and Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the initial purchasers (collectively, the “Initial Purchasers”) named in Schedule I to the Purchase Agreement dated January 16, 2013, among the Company, the Guarantors and the Representatives (the “Purchase Agreement”).

This Agreement is made pursuant to the Purchase Agreement, which provides for the sale by the Company to the Initial Purchasers of $300,000,000 aggregate principal amount of the Company’s 4.625% Senior Notes due 2023 (the “Notes”). The Notes will be guaranteed as to the payment of principal and interest, on a full, joint and several basis, by each of the Guarantors (such guarantee, the “Guarantee”, and the Notes together with the Guarantee, the “Securities”). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1. Definitions.

As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“1933 Act” shall mean the Securities Act of 1933, as amended from time to time.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Additional Interest” shall have the meaning set forth in Section 2(d).

“Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii).

“Exchange Offer” shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a).

“Exchange Offer Registration” shall mean a registration under the 1933 Act effected pursuant to Section 2(a).

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Exchange Securities” shall mean securities issued by the Company and guaranteed by the Guarantors under the Indenture containing terms identical to the Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from the Closing Date, (ii) interest thereon shall not be subject to increase for failure to comply with this Agreement and (iii) the Exchange Securities will not contain restrictions on transfer) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

“Freely Transferable” shall mean, with respect to any Security, the time at which (i) such Security may be sold to the public pursuant to Rule 144 by a person that is not an “affiliate” (as defined in Rule 144) of the Company without regard to any of the conditions specified therein (other than the holding period requirement in paragraph (d) of Rule 144 so long as such holding period requirement is satisfied at such time of determination) and (ii) either (A) such Security does not bear any restrictive legends relating to the 1933 Act or (B) the Company has advised the Holder of such Security that upon presentation of adequate proof of non-affiliate status, such legend would be removed.

“Guarantee” has the meaning set forth in the preamble.

“Guarantors” means each party listed in Schedule I hereto and each other party that becomes a Guarantor (as such term is defined in the Indenture) under the terms of the Indenture, and their respective successors, in each case to the extent and for so long as such party remains a Guarantor under the Indenture.

“Holder” shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holder” shall include Participating Broker-Dealers (as defined in Section 4(a)).

“Indenture” shall mean the Indenture relating to the Securities dated as of January 22, 2013 between the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee, and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble.

“Inspector” shall have the meaning set forth in Section 3(n).

“Issuer FWP” shall have the meaning set forth in Section 5(a).

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) (other than the Initial Purchasers or subsequent Holders of Registrable Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

“Notice and Questionnaire” shall mean a notice of registration statement and selling security holder questionnaire distributed to a Holder or Initial Purchaser by the Company in connection with a Shelf Registration.

“Participating Broker-Dealer” shall have the meaning set forth in Section 4(a).

“Person” shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Purchase Agreement” shall have the meaning set forth in the preamble.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

“Registrable Securities” shall mean the Securities; provided, however, that the Securities shall cease to be Registrable Securities (i) when a Registration Statement with respect to such Securities shall have been declared effective under the 1933 Act and such Securities shall have been disposed of pursuant to such Registration Statement, (ii) when such Securities have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A), (iii) when such Securities have become Freely Transferable, (iv) when such Securities shall have ceased to be outstanding, or (v) upon March 31, 2015 (provided that such March 31, 2015 date shall be extended by the number of days of any extension that occurs pursuant to the second to last paragraph of Section 3).

“Registration Default” shall have the meaning set forth in Section 2(d).

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation: (i) all SEC, stock exchange or Financial Industry Regulatory Authority registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities, provided that supporting documentation for such fees and disbursements has been provided to the Company), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the reasonable fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers), provided that supporting documentation for such fees and disbursements has been provided to the Company and (viii) the fees and disbursements of the independent public accountants of the Company and the Guarantors, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Rule 144” shall mean Rule 144 under the 1933 Act, or any successor rule or provision.

“SEC” shall mean the Securities and Exchange Commission.

“Selling Holder” shall have the meaning set forth in Section 2(b).

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b).

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors pursuant to the provisions of Section 2(b) of this Agreement which covers Registrable Securities to the extent required to be registered under Section 2(b) of this Agreement (but no other securities unless approved by the Holders whose Registrable Securities are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Staff” shall mean the staff of the SEC.

“TIA” shall have the meaning set forth in Section 3(m).

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriter” shall have the meaning set forth in the last paragraph of Section 3.

“Underwritten Registration” or “Underwritten Offering” shall mean a registration in which Registrable Securities are sold to an Underwriter for reoffering to the public.

2. Registration Under the 1933 Act.

(a) If any Registrable Securities are outstanding as of the 366th calendar day following the Closing Date, then to the extent not prohibited by any applicable law or applicable interpretation of the Staff, the Company and the Guarantors shall use their commercially reasonable efforts to (i) prepare and file with the SEC, an Exchange Offer Registration Statement on an appropriate form under the 1933 Act with respect to a proposed Exchange Offer and the issuance and delivery to the Holders, in exchange for such Registrable Securities, of Exchange Securities, (ii) cause the Exchange Offer Registration Statement to become or be declared effective under the 1933 Act, and (iii) cause the Exchange Offer to be consummated on or prior to the 451st calendar day following the Closing Date; provided that the foregoing obligations shall cease on such date that the Securities cease to constitute Registrable Securities. The Company and the Guarantors shall commence the Exchange Offer by mailing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Registrable Securities validly tendered will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 business days from the date such notice is mailed) (the “Exchange Dates”);

(iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement;

(iv) that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) and in the manner specified in the notice prior to the close of business on the last Exchange Date; and

(v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing his election to have such Securities exchanged.

The Company may condition each Holder’s participation in the Exchange Offer upon such Holder’s acknowledgement and affirmation that (i) any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (ii) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) it is not an affiliate of the Company or any Guarantor as defined by Rule 405 of the Securities Act, or if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities and (v) if such Holder is a broker-dealer that will receive Exchange Securities for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

(i) accept for exchange Registrable Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

(ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and the Guarantors and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Security equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

The Company and the Guarantors shall use their commercially reasonable efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff.

(b) If any Registrable Securities are outstanding on and after the 366th calendar date after the Closing Date and (i) if, because of any changes in law, SEC rules or regulations or applicable interpretations thereof by the Staff, neither the Company nor the Guarantors are permitted to effect the Exchange Offer as contemplated by Section 2(a) above, (ii) for any other reason the Exchange Offer is not consummated within 451 calendar days of the Closing Date or (iii) if the Company has received a written request (a “Shelf Request”) from any Initial Purchaser representing that it holds Registrable Securities that are or were ineligible to be exchanged in the Exchange Offer, the Company and the Guarantors shall, at their cost, as promptly as reasonably practicable, and in any event on or prior to the 30th calendar day after such obligation arises, but in no event earlier than the 451st calendar day after the Closing Date, use their commercially reasonable efforts to cause to be filed a Shelf Registration Statement providing for the sale by the Holders of all of such Registrable Securities and to have such Shelf Registration Statement declared effective by the SEC on or prior to the 40th calendar day after such filing; provided that no Holder shall be entitled to have any Registrable Securities included in any Shelf Registration Statement, or entitled to use the prospectus forming part of the Shelf Registration Statement, unless and until such Holder shall have delivered a completed and signed Notice and Questionnaire and provided such other information regarding such Holder as in contemplated by Section 3 to the Company (any Holder of Registrable Securities who has complied with the foregoing, a “Selling Holder”); provided that the foregoing obligations shall cease on such date that the Securities cease to constitute Registrable Securities. In the event the Company and the Guarantors are required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Company and the Guarantors shall use their commercially reasonable efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer. The Company and the Guarantors agree to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until two years after the Closing Date with respect to the Registrable Securities or such shorter period that will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or are Freely Transferable or cease to be outstanding. The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Selling Holder with respect to information relating to such Selling Holder, and to use their commercially reasonable efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as practicable thereafter. The Company and the Guarantors agree to furnish to the Selling Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Company and the Guarantors shall pay all Registration Expenses in connection with any registration required pursuant to Section 2(a) and Section 2(b). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Registrable Securities pursuant to any Shelf Registration Statement.

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) or a Shelf Registration Statement pursuant to Section 2(b) will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. In the event that any Registrable Securities are outstanding on and after the 366th calendar day after the Closing Date and either (i) the Exchange Offer is not consummated to the extent required pursuant to Section 2(a), (ii) a Shelf Registration Statement applicable to such Registrable Securities to the extent required pursuant to Section 2(b), is not filed or declared effective to the extent required pursuant to Section 2(b) or (iii) a Shelf Registration Statement applicable to such Registrable Securities, to the extent required pursuant to Section 2(b), is declared effective as required but thereafter fails to remain effective or usable in connection with resales for more than 60 calendar days in the aggregate in any twelve month period (each such event referred to in clauses (i) through (iii) above, a “Registration Default”), additional interest (“Additional Interest”), payable in cash, will accrue on such Registrable Securities at a rate of 0.25% per annum for the first 90-day period immediately following the occurrence of a Registration Default, with such Additional Interest to be increased by an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum Additional Interest rate of 1.00% per annum, provided that any such Additional Interest shall cease to accrue on any Registrable Security upon the earlier of (A) the date on which all Registration Defaults with respect to such Registrable Security have been cured or (B) the date on which such Registrable Security ceases to be a Registrable Security.

3. Registration Procedures.

In connection with the obligations of the Company and the Guarantors with respect to any Registration Statement pursuant to Section 2(a) and Section 2(b), the Company shall use commercially reasonable efforts to, as promptly as practicable and to the extent required hereby:

(a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Company and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the Selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2;

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the period required pursuant to Section 2 and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act;

(c) keep each Prospectus current during the period described under Section 4(3) of, and Rule 174 under, the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

(d) in the case of a Shelf Registration, furnish to any Selling Holder, to counsel for the Initial Purchasers, to counsel for the Selling Holders and to any Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Selling Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and the Company and the Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the Selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

(e) use its commercially reasonable efforts to register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Selling Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, cooperate with such Selling Holders in connection with any filings required to be made with the Financial Industry Regulatory Authority and do any and all other acts and things which may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition in each such jurisdiction of the Registrable Securities owned by such Selling Holder; provided, however, that the Company and the Guarantors shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

(f) in the case of a Shelf Registration, notify each Selling Holder of Registrable Securities, counsel for the Selling Holders and counsel for the Initial Purchasers promptly and, if requested by any such Selling Holder or counsel, confirm such notification in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company and the Guarantors contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company or any Guarantor receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Company or any Guarantor that a post-effective amendment to a Registration Statement would be appropriate;

(g) use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as promptly as practicable and provide prompt notice to each Selling Holder of the withdrawal of any such order;

(h) in the case of a Shelf Registration, furnish to each Selling Holder of Registrable Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i) in the case of a Shelf Registration, cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the Selling Holders may reasonably request at least one business day prior to the closing of any sale of Registrable Securities;

(j) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(f), use its commercially reasonable efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Registration Statement and the related Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company and the Guarantors agree to notify the Selling Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Selling Holders hereby agree to suspend use of the Prospectus until the Company and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission;

(k) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document pertaining to the Exchange Securities, Registrable Securities or the sale or offer thereof which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Selling Holders and their counsel) and make such of the representatives of the Company as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Selling Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document pertaining to the Exchange Securities, Registrable Securities or the sale or offer thereof which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Initial Purchasers and their counsel (and, in the case of a Shelf Registration Statement, the Selling Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Initial Purchasers or their counsel shall object;

(l) after the filing of any document which is or will be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement (other than any documents referred to in Section 3(k)), make such of the representatives of the Company as shall be reasonably requested by the Initial Purchasers or their counsel (and, in the case of a Shelf Registration Statement, the Selling Holders or their counsel) available for discussion of such document;

(m) obtain a CUSIP number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of a Registration Statement;

(n) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(o) in the case of a Shelf Registration, make available for inspection by a representative (an “Inspector”) of the Selling Holders of the Registrable Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Selling Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided that if any such information is identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the legal obligations of any Inspector, Holder or Underwriter, unless disclosure thereof is required or requested under compulsion of law (whether by oral question, interrogatory, subpoena, civil investigative demand or otherwise), by order or act of any court or governmental or regulatory authority or body, or such information is or has become available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality owed by such Person to the Company, or the Company consents to the non-confidential treatment of such information;

(p) in the case of a Shelf Registration, use its commercially reasonable efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system, if any, on which similar securities issued by the Company are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

(q) use its commercially reasonable efforts to cause the Exchange Securities or Registrable Securities, as the case may be, to be rated by two nationally recognized statistical rating organizations (as such term is defined in Section 3(a)(62) of the 1934 Act), to the extent the Securities were previously so rated;

(r) if reasonably requested by any Selling Holder of Registrable Securities covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such filing; and

(s) in the case of a Shelf Registration, enter into such customary agreements and take all such other customary actions in connection therewith as are requested by the Selling Holders of a majority of the Registrable Securities being sold in order to expedite or facilitate the disposition of such Registrable Securities, which may include, (i) solely in the case of an Underwritten Offering and to the extent possible, making such representations and warranties to the Selling Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) solely in the case of an Underwritten Offering, obtaining opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Selling Holders and such Underwriters and their respective counsel) addressed to each Selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) solely in the case of an Underwritten Offering, obtaining “comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each Selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings, and (iv) delivering such documents and certificates as may be reasonably requested by the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

In the case of a Shelf Registration Statement, the Company may require each Selling Holder of Registrable Securities to furnish to the Company a completed and signed Notice and Questionnaire (which may, for the avoidance of doubt, require Selling Holders to make customary representations, warranties and acknowledgements and to affirm their indemnity obligations) and such other information regarding such Selling Holder and the proposed distribution by such Selling Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

In the case of a Shelf Registration Statement, each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f), such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Selling Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(j), and, if so directed by the Company, such Selling Holder will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Selling Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Selling Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Company may give any such notice only twice during any 365 day period and any such suspensions may not exceed 30 days for each suspension and there may not be more than two suspensions in effect during any 365 day period.

The Selling Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the “Underwriters”) that will administer the offering will be selected by the Selling Holders of a majority of the Registrable Securities included in such offering.

4. Participation of Broker-Dealers in Exchange Offer.

(a) The Staff has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”), may be deemed to be an “underwriter” within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Securities.

The Company and the Guarantors understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

(b) In light of the above, notwithstanding the other provisions of this Agreement, the Company and the Guarantors agree that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:

(i) the Company and the Guarantors shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(j), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

(ii) the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company and the Guarantors by the Initial Purchasers or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Initial Purchasers and the Company and the Guarantors in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Company shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be Morgan Stanley & Co. LLC unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Initial Purchasers unless such counsel elects not to so act and (z) to the extent a “comfort” letter is required in accordance with Section 3, to cause to be delivered only one, if any, “comfort” letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

(c) The Initial Purchasers shall have no liability to the Company or any Holder with respect to any request that it may make pursuant to Section 4(b) above.

5. Indemnification and Contribution.

(a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless the Initial Purchasers, each Holder of Registrable Securities included in any Registration Statement and each Person, if any, who controls Initial Purchaser or any such Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, any Initial Purchaser or any such Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Initial Purchasers, any such Holder or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company and the Guarantors shall have furnished any amendments or supplements thereto) or in any Preliminary Prospectus or “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act (“Issuer FWP”), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by (i) any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchasers or any Holder furnished to the Company and the Guarantors in writing by Morgan Stanley & Co. LLC or any Selling Holder expressly for use therein or (ii) the use of any such Registration Statement or Prospectus or any Issuer FWP after notice has been given to Holders pursuant to Section 3(f) (other than pursuant to clause (i) thereof) prior to such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(j). In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, the Initial Purchasers and the other Selling Holders, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls the Company, any Initial Purchasers and any other Selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Company and the Guarantors to the Initial Purchasers and the Holders, but only with reference to information relating to such Holder furnished to the Company and the Guarantors in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto), any Prospectus (or any amendment or supplement thereto) or Issuer FWP.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such Person (the “indemnified party”) shall promptly notify the Person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (A) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Initial Purchasers and all Persons, if any, who control any Initial Purchaser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, (B) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, the Guarantors, their directors, their officers who sign the Registration Statement and each Person, if any, who controls the Company or any Guarantor within the meaning of either such Section and (C) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all Persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Initial Purchasers and Persons who control the Initial Purchasers, such firm shall be designated in writing by Morgan Stanley & Co. LLC. In such case involving the Holders and such Persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in paragraph (a) or paragraph (b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, the Guarantors and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders’ respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Registrable Securities of such Holder that were registered pursuant to a Registration Statement.

(e) The Company, the Guarantors and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers, any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company, the Guarantors, their officers or directors or any Person controlling the Company or any Guarantor, (iii) acceptance of any of the Exchange Securities and (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6. Miscellaneous.

(a) No Inconsistent Agreements. Neither the Company nor the Guarantors have entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s or any Guarantor’s other issued and outstanding securities under any such agreements.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder. Neither the joinder of additional Guarantors as parties nor the removal of Guarantors as parties to this Agreement, in each case pursuant to Section 6(i) shall be deemed an amendment of this Agreement.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Company, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

(e) Purchases and Sales of Securities. The Company shall not, and shall use its commercially reasonable efforts to cause its affiliates (as defined in Rule 405 under the 1933 Act) not to, purchase and then resell or otherwise transfer any Securities.

(f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder among the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

(g) Consent to Jurisdiction; Appointment of Agent for Service of Process. The Company and the Guarantors, jointly and severally, agree that:

(i) Any suit, action or proceeding against the Company or any Guarantor arising out of or relating to this Agreement may be instituted in any state or U.S. Federal court in the Borough of Manhattan, The City of New York, New York, and any appellate court from any thereof, and the Company and each Guarantor irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company and the Guarantors each irrevocably waive, to the fullest extent permitted by law, any objection to any suit, action or proceeding that may be brought in connection with this Agreement, including such actions, suits or proceedings relating to securities laws of the United States of America or any state thereof, in such courts whether on the grounds of venue, residence or domicile or on the ground that any such suit, action or proceeding has been brought in an inconvenient forum. The final judgment in any such suit, action or proceeding brought in such court shall be conclusive and binding upon the Company and/or the Guarantors, as applicable, and may be enforced in any court to the jurisdiction of which the Company or the Guarantors, as applicable, are subject by a suit upon such judgment; provided that service of process is effected upon the Company and/or the Guarantors, as applicable, in the manner provided by this Section 6(h).

(ii) [reserved]

(iii) Any action, suit or proceeding brought by the Company and the Guarantors against the Holders arising out of or based upon this Agreement and the transactions contemplated herein shall be brought solely in a U.S. Federal or state court in the Borough of Manhattan, The City of New York, New York, and the Company and the Guarantors shall not initiate or seek to initiate, in any other jurisdiction other than in such New York courts, any action, suit or proceeding against the Holders arising out of or based upon this Agreement and the transactions contemplated herein. The foregoing shall apply, without limitation, to any action seeking to obtain any injunction or declaratory judgment against the enforcement of, or a declaratory judgment concerning, any claim by the Holders in respect of this Agreement and any transaction contemplated herein, and any action challenging the enforceability of or seeking to invalidate in any respect the submission by the Company and the Guarantors hereunder to the jurisdiction of such New York courts or the designation, pursuant to this Section 6(g), of the laws of the State of New York as the law applicable to this Agreement.

(iv) The provisions of this Section 6(g) shall survive any termination or cancellation of this Agreement.

(h) Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Holders could purchase United States dollars with such other currency in The City of New York on the business day preceding that on which final judgment is given. The obligation of the Company and the Guarantors with respect to any sum due from them to any Holder or any person controlling any Holder shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Holder or controlling person of any sum in such other currency, and only to the extent that such Holder or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Holder or controlling person hereunder, the Company and the Guarantors, jointly and severally, agree as a separate obligation and notwithstanding any such judgment, to indemnify such Holder or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Holder or controlling person hereunder, such Holder or controlling person agrees to pay to the Company and Guarantors an aggregate amount equal to the excess of the dollars so purchased over the sum originally due to such Holder or controlling person hereunder.

(i) Joinder of Additional Guarantors and Release of Guarantors. If following the date of this Agreement any party not listed on Schedule I hereto becomes a Guarantor (as defined in the Indenture) under the terms of the Indenture, the Company shall cause such party to execute and deliver a signature counterpart to this Agreement and such party shall become a party to this Agreement and be deemed a Guarantor hereunder. If any party ceases to be a Guarantor under the terms of, and in accordance with, the Indenture, then such person shall be automatically and without further action or notice be released from its obligations under this Agreement.

(j) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(l) Governing Law. This Agreement shall be governed by the laws of the State of New York.

(m) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

Schedule 1

Guarantors

INRANGE TECHNOLOGIES CORPORATION

MCDATA SERVICES CORPORATION

FOUNDRY NETWORKS, LLC

VYATTA, INC

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BROCADE COMMUNICATIONS SYSTEMS INC.

By:	/s/ Jean Furter
	Name:	Jean Furter
	Title:	Vice President and Treasurer

INRANGE TECHNOLOGIES CORPORATION

By:	/s/ Jean Furter
	Name:	Jean Furter
	Title:	Treasurer

MCDATA SERVICES CORPORATION

By:	/s/ Jean Furter
	Name:	Jean Furter
	Title:	Treasurer

FOUNDRY NETWORKS LLC

By:	/s/ Jean Furter
	Name:	Jean Furter
	Title:	Treasurer

[Signature Page to Registration Rights Agreement]

VYATTA INC.

By:	/s/ Jean Furter
	Name:	Jean Furter
	Title:	Vice President and Treasurer

[Signature Page to Registration Rights Agreement]

2

IN WITNESS WHEREOF, the additional Guarantor listed below has executed this Agreement as of the date set forth below.

GUARANTOR:

By:
Name:
Title:
Date:

[Signature Page to Registration Rights Agreement]

3

Confirmed and accepted as of the date first above written:

MORGAN STANLEY & CO. LLC

J.P. MORGAN SECURITIES LLC

For themselves and on behalf of the several Initial Purchasers

By: MORGAN STANLEY & CO. LLC

By:	/s/ Reggan Philipp
	Name:	Reggan Philipp
	Title:	Authorized Signatory

By: J.P. MORGAN SECURITIES LLC

By:	/s/ Earl Dowling
	Name:	Earl Dowling
	Title:	Executive Director

[Signature Page to Registration Rights Agreement]

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